UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2026

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), which will be held on May 28, 2026, at 11:00 A.M., Eastern Time, in person at the Company's headquarters at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 for the following purposes:

1.	To elect five directors to hold office for a one-year term and until each of their successors is elected and qualified;
2.	To ratify the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2026; and
3.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only holders of record of our Common Stock, par value $0.001 per share (the “Common Stock”), Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), as of the close of business on April 2, 2026 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting which will be held at the Company’s headquarters. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Duos’ Common Stock, Series D Preferred Stock and Series E Preferred Stock as of the Record Date may attend the Annual Meeting. When you access the Annual Meeting, you will be asked to identify yourself as a shareholder by providing a recognized form of identification.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit a proxy to vote your shares via the Internet or, if you received your proxy materials by mail, by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you will check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2025 Annual Report on Form 10-K via the Internet. On or about April 16, 2026, we mailed to shareholders as of the Record Date a notice with instructions on how to access our proxy materials and how to vote via the Internet, by mail or by telephone.

By Order of the Board of Directors

/s/ Frank D. Recker
Chief Executive Officer

April 15, 2026

Jacksonville, Florida

i

DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2026

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Duos Technologies Group, Inc. (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on May 28, 2026 at 11:00 A.M., Eastern Time, in person at the Company's headquarters at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

This Proxy Statement and the accompanying form of proxy will be distributed to shareholders, and will be available for viewing, downloading and printing by shareholders at www.ProxyVote.com, on or about April 16, 2026.

The Company will solicit proxies from the Company's shareholders by the Internet or mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries to solicit proxies from their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I being provided with these proxy materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide shareholders access to our proxy materials over the Internet. Accordingly, on or about April 16, 2026, we sent the Notice of Internet Availability of Proxy Materials to all of our shareholders as of the close of business on April 2, 2026 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;
•	a proxy card for the Annual Meeting; and
•	our Annual Report on Form 10-K for the year ended December 31, 2025

Who is entitled to vote?

Only holders of our Common Stock, par value $0.001 per share (the “Common Stock”), Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), or Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 so that shareholders of record may inspect the list only for proper purposes.

How many shares of stock can vote?

As of the Record Date, there were (i) 29,295,609 shares of Common Stock issued and outstanding and entitled to vote representing 242 holders of record, (ii) 999 shares of Series D Preferred Stock issued and outstanding and entitled to vote with the Common Stock, representing two holders of record, up to the beneficial ownership limitation described in the Series D Preferred Stock Certificate of Designation and (iii) 12,500 shares of Series E Preferred Stock issued and outstanding and entitled to vote with the Common Stock, representing two holders of record, up to the beneficial ownership limitation described in the Series E Preferred Stock Certificate of Designation.

Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Each holder of Series D Preferred Stock is entitled to 333 votes for each share, up to the applicable beneficial ownership limitation, which is 4.99% or prior to the issuance of any shares of Series D Preferred Stock, 19.99% at the election of the holder. Each holder of Series E Preferred Stock is entitled to 333 votes for each share, up to the applicable beneficial ownership limitation, which is 4.99% or prior to the issuance of any shares of Series E Preferred Stock, 19.99% at the election of the holder. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card reflects the number of shares that you are entitled to vote. Shares of Common Stock, Series D Preferred Stock, or Series E Preferred Stock may not be voted cumulatively.

What may I vote on?

You may vote on the following matters:

1.	The election of five directors to hold office for a one-year term and until each of their successors is elected and qualified;
2.	The ratification of the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2026; and
3.	The adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals.

What if other matters come up at the Annual Meeting?

At the date of this Proxy Statement, management knows of no business that will be presented at the Annual Meeting other than Proposals 1 through 3. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

How does the Board recommend that I vote on each of the proposals?

The Board recommends a vote “FOR” each nominee for director and the approval of each of the other proposals.

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How do I vote my shares?

The answer depends on whether you own your shares directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder:

If you own shares of the Company directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by the Internet, by telephone, or by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by the Internet, before the meeting, go to www.ProxyVote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the director nominees, “FOR” the approval of each of the other proposals and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares at the Annual Meeting, even if you had previously delivered a proxy.

If you hold your shares of the Company through a broker, bank or other nominee, you will need to direct your broker, bank or other nominee how to vote by following their instructions for voting. Please refer to information from your broker, bank or other nominee on how to submit your voting instructions.

If you hold your shares beneficially through a bank, broker or other nominee, you must provide a legal proxy from your bank, broker or other nominee during registration in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Frank D. Recker, our Chief Executive Officer. He may act on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock, Series D Preferred Stock and Series E Preferred Stock may be voted.

What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

If your shares are held by a broker, bank or other nominee, you must provide your broker, bank or other nominee with instructions on how to vote your shares in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

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In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

What if I want to change my vote or revoke my proxy?

A registered shareholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.ProxyVote.com and logging in using your 16-digit control number provided on the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

What is a quorum?

The Company's Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required to Approve Proposals 2 through 3. Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the votes cast for or against a proposal shall be required for approval. Accordingly, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve Proposals 2 through 3.

Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Director Compensation.”

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How many shares do the directors and executive officers of the Company beneficially own, and how do they plan to vote their shares?

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 3.49% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, for all nominees for director and the approval of each of the other proposals.

Who will count the votes?

A representative of Broadridge Financial Solutions will count the votes cast at the Annual Meeting and by proxy and will serve as the inspector of election.

Who can attend the Annual Meeting?

All shareholders as of the Record Date are invited to attend the Annual Meeting.

Are there any expenses associated with collecting the shareholder votes?

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

Salberg & Company, P.A. served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and audited our financial statements for such fiscal year. Salberg & Company, P.A. has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2026. We expect that one or more representatives of Salberg & Company, P.A. will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2026, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known to us to own of record or beneficially five percent or more of our Common Stock,

•	each of our named executive officers,

•	each of our current directors, and

•	all of our executive officers and current directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including convertible securities, warrants and options that are convertible or exercisable within 60 days of the applicable date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown that they beneficially own, subject to community property laws where applicable.

The table below lists applicable percentage ownership based on 29,295,609 shares of our Common Stock outstanding as of April 2, 2026. In computing the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our Common Stock subject to preferred stock, options, warrants, rights or other conversion privileges held by that person that are exercisable or convertible as of, or that are exercisable or convertible within 60 days after, April 2, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

This table below is based upon information supplied by officers, directors and shareholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D and Section 16 reports filed with the SEC. We have not independently verified such information.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Duos Technologies Group, Inc., at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Beneficial Shareholders
Bleichroeder LP 1345 Avenue of the Americas, 47th Floor, New York, NY 10105 (1)	6,750,079	19.42%
Directors and Named Executive Officers
Charles P. Ferry (2)	276,262	*
Leah F. Brown (3)	160,228	*
Frank D. Recker (4)	400,000	1.37%
Ned Mavrommatis	63,884	*
James C. Nixon	77,203	*
Frank A. Lonegro	38,546	*
Brian J. James	5,956	*
Executive Officers and Directors as a Group (7 persons)	1,022,079	3.49%

———————

*Denotes less than 1%

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(1)	Based on Amendment No. 8 to Schedule 13G/A filed by Bleichroeder LP (“Bleichroeder”) with the SEC on March 21, 2025 (the “Bleichroeder 13G/A”). According to the Bleichroeder 13G/A, Bleichroeder is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 and as of March 21, 2025 was deemed to be the owner of 1,283,162 shares of our Common Stock (21 April Fund, Ltd. held 929,522 shares and 21 April Fund, LP held 353,640 shares) as a result of acting as investment advisor to various clients. The 21 April Entities also purchased 999 shares of Series D Preferred Stock on September 30, 2022, which are convertible into 333,000 shares of Common Stock (21 April Fund, Ltd. holds 237,000 common equivalent shares and 21 April Fund, LP holds 96,000 common equivalent shares). The 21 April Entities also purchased 4,000 shares of Series E Preferred Stock on March 27, 2023, which were convertible into 1,333,334 shares of Common Stock (21 April Fund, Ltd. held 933,334 common equivalent shares and 21 April Fund, LP held 400,000 common equivalent shares). The 21 April Entities also purchased an additional 2,500 shares of Series E Preferred Stock on November 10, 2023, which were convertible into 833,333 shares of Common Stock (21 April Fund, Ltd. held 508,333 common equivalent shares and 21 April Fund, LP held 325,000 common equivalent shares). The 21 April Entities also purchased an additional 1,000 shares of Series E Preferred Stock on March 22, 2024, which were convertible into 333,334 shares of Common Stock (21 April Fund, Ltd. held 281,334 common equivalent shares and 21 April Fund, LP held 52,000 common equivalent shares). The 21 April Entities exchanged 5,000 shares of Series F Preferred Stock that were acquired in connection with the Purchase Agreement of Series F Convertible Preferred Stock, completed on August 2, 2023. The 5,000 shares of Series F Preferred Stock, originally convertible into 806,452 common shares, were exchanged for 5,000 shares of Series E Convertible Preferred Stock on November 10, 2023, which were convertible into 1,666,667 shares of Common Stock, representing an additional 860,215 common share equivalents (21 April Fund, Ltd. then held 1,116,667 common equivalent shares and 21 April Fund, LP then held 550,000 common equivalent shares). On September 19, 2024, the conversion price for Series E Preferred Stock was lowered to $2.61 from $3.00 per share, resulting in an additional 622,606 shares of Common Stock being issuable upon conversion (21 April Fund, Ltd. adding an additional 424,318 common equivalent shares and 21 April Fund, LP adding an additional 198,287 common equivalent shares). On September 19, 2024, the Company issued an aggregate of 344,644 shares of common stock, upon the exercise by 21 April Fund LP and 21 April Fund Ltd. (collectively, the “21 April Entities”) of warrants to purchase 104,647 and 239,997 shares of Common Stock, respectively. In connection with such exercise, the Company and the 21 April Entities agreed to reduce the exercise price of the warrants to $2.61 per share, and to remove any “blocker” or similar provisions in the warrants. The 21 April Entities own all of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock.
(2)	Includes (i) 261,445 shares of our Common Stock which are subject to a three-year cliff vesting period and vest on January 1, 2028, (ii) 5,044 shares of our Common Stock owned by Mr. Ferry, and (iii) 9,773 shares of our Common Stock owned by Mr. Ferry in a joint account with his spouse.
(3)	Includes (i) 150,000 shares of our Common Stock which are subject to a three-year cliff vesting period and vest on January 1, 2029, (ii) 228 shares of our Common Stock owned by Ms. Brown, and (iii) options to purchase 10,000 shares of our Common Stock at $4.22 per share, all of which are fully vested and currently exercisable.
(4)	Includes (i) 225,000 shares of our Common Stock which are subject to a three-year cliff vesting period and vest on January 1, 2028, and (ii) 175,000 shares of our Common Stock which are subject to a three-year cliff vesting period and vest on September 15, 2028.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2027, or until their successors are duly elected and qualified. All of the Board members, Charles P. Ferry, Ned Mavrommatis, James J. Craig Nixon, Frank A. Lonegro and Brian J. James, are standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR each of the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Charles P. Ferry	59	Director
Ned Mavrommatis	55	Director
James Craig Nixon	65	Chairman
Frank A. Lonegro	57	Director
Brian J. James	48	Director

The following sets forth certain information about each of the director nominees:

Charles P. Ferry, Director

Mr. Ferry was appointed Chief Executive Officer, effective September 1, 2020. Mr. Ferry was then elected as a member of our Board of Directors on November 19, 2020 by our shareholders. Since January 1, 2025, Mr. Ferry has also been the Chief Executive Officer, Executive Chairman and a member of the Board of New APR Energy, LLC. Mr. Ferry resigned as Chief Executive Officer of the Company effective April 1, 2026. Mr. Ferry combines over four years of experience in the energy industry and seven years in the defense contracting industry following 26 years of active-duty service in the United States Army. From 2018 through 2020, Mr. Ferry was the Chief Executive Officer for APR Energy, a global fast-track power company. Prior to this, Mr. Ferry was the President and Chief Operating Officer of APR Energy from 2016 to 2018. From 2014 to 2016, Mr. Ferry was the General Manager for ARMA Global Corporation, a wholly owned subsidiary of General Dynamics, a defense contracting company that delivered Information Technology engineering, services, and logistics. Mr. Ferry was the Vice President of ARMA Global Corporation from 2010 to 2014 before being acquired by General Dynamics. From 2009 to 2010, Mr. Ferry was the Director, Business Development and Operations at Lockheed-Martin. His leadership assignments in the U.S. Army include: Director, NORAD-NORTHCOM Current Operations, Infantry Battalion Task Force Commander, Joint Special Operations Task Force Commander, Regimental and Battalion Operations Officer, and Airborne Rifle Company Commander. His military leadership assignments include 48 months of combat in Somalia, Afghanistan and Iraq. In 1993, as a Lieutenant in a Rifle Company during the Battle of Blackhawk Down, Somalia, he earned a Bronze Star Medal for Valor. In October 2001, as a Major in the 3rd Ranger Battalion, he participated in the initial parachute assault into Afghanistan and subsequently led numerous special operations in Afghanistan and Iraq between 2002 and 2005. In 2007, while commanding a Rifle Battalion as a Lieutenant Colonel, he earned the Silver Star Medal for valorous actions in Ramadi, Iraq.

Mr. Ferry has an undergraduate degree from Brigham Young University.

Our Board of Directors believes Mr. Ferry brings significant commercial and operational experience to the Company and has shown demonstrable leadership skills as both a Military officer with a distinguished service record and in leading companies to profitable growth.

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Ned Mavrommatis, Director

Mr. Mavrommatis has served as the Chief Financial Officer of Halo Collar since May 2022. The Halo Collar is the newest smart safety system for dogs. Co-founded by Cesar Millan, this patented system utilizes proprietary technology & dog psychology to provide a wireless smart fence, smart training, GPS tracker and activity tracker combined into one easy-to-use smart collar. Prior to Halo Collar, Mr. Mavrommatis served as the Chief Financial Officer of PowerFleet, Inc. (NASDAQ: PWFL) from October 2019 to May 2022 and I.D Systems, Inc. (NASDAQ: IDSY) from August 1999 to October 2019. Mr. Mavrommatis started his career in public accounting.

Our Board of Directors believes the Mr. Mavrommatis’ extensive background as a public company officer and CPA make him ideally suited to act as the Chairman of our Audit Committee.

James Craig Nixon, Director

Mr. Nixon joined our Board of Directors on July 15, 2021, and was named Chairman on May 13, 2025. He serves as Chairman of the Compensation Committee and a member of the Compensation and Corporate Governance and Nominating Committees. Brigadier General Craig Nixon (Ret.) is a combat decorated, special operations soldier. Over a 29-year Army career, Brigadier General Nixon served in a wide range of assignments including seven tours in special operations units including assignments as the Commander, 75th Ranger Regiment and Director of Operations for Joint Special Operations Command (JSOC) and US Special Operations Command. He is a combat decorated soldier whose awards include the Distinguished Service Medal, Silver Star, three Bronze Stars, and the Purple Heart.

After retiring from the Army in 2011, he was an original Partner at McChrystal Group, helped create a highly successful leadership consulting company and led their engagements with a number of technology focused Fortune 500 companies. In 2013 he became the Chief Executive Officer of ACADEMI and over three years through a combination of organic growth and acquisitions built Constellis Group, a global leader in security and training with over 10,000 employees in 30 countries. During his tenure Constellis tripled in revenue to over $1 billion annually and saw a fivefold increase in EBITDA. Mr. Nixon is founder and Chief Executive Officer of Nixon Six Solutions from January 2016 until present, a consulting firm focusing on growth and market entry strategy, leadership, and mergers & acquisitions. He is on a number of government and technology boards and is also a frequent speaker on geopolitics, leadership, and veterans’ challenges.

Brigadier General Nixon is a graduate of Auburn University and has earned master’s degrees from the Command and Staff College and the Air War College. He is a decorated retired General Officer, successful entrepreneur, and passionate supporter of veteran non-profit organizations. He was selected for the Ranger Hall of Fame and Auburn University at Montgomery Top Fifty Alumni in 2017.

Our Board of Directors believes that Mr. Nixon’s extensive military and management experience and familiarity with technology industries make him ideally suited to help lead the Company towards excellence in operations and strategic planning.

Frank A. Lonegro, Director

Mr. Lonegro was elected to the Board of Directors on July 19, 2023. Since February 2024, Mr. Lonegro has been President, Chief Executive Officer, and a Director of Landstar System, Inc. (Nasdaq: LSTR), a Fortune 1000 technology-focused integrated transportation solutions and services provider based in Jacksonville, Florida. Prior to joining Landstar, from 2020 to early 2024, Mr. Lonegro was the Executive Vice President and Chief Financial Officer of Beacon Roofing Supply, Inc. (“Beacon”), formerly a Fortune 500 NASDAQ-listed North American distribution company, specializing in residential and commercial roofing products and complementary offerings such as siding and waterproofing. Prior to working at Beacon, Mr. Lonegro worked for almost 20 years at CSX Corporation, a Fortune 500 NASDAQ-listed rail transportation company. During his tenure at CSX, Mr. Lonegro served in a number of capacities, including Executive Vice President and Chief Financial Officer from 2015 to 2019, as well as executive leadership roles in technology and operations earlier in his tenure, including President of CSX Technology, Vice President of Service Design, and Vice President of Mechanical.

Our Board of Directors believes that Mr. Lonegro’s extensive experience in leadership roles across finance, law, technology, and operations, as well as his proven track record of driving shareholder value and transforming organizations, makes him ideally suited to help lead the Company towards sustained growth and innovation.

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Brian J. James, Director

Mr. James was named to the Board of Directors on September 5, 2025.  Mr. James is a proven entrepreneurial business leader with more than two decades of experience building, scaling, and advising companies across the fiber and data center industries.  Between October 2009 and March 2020 and since May 2024, Mr. James has served as President of NAT Tech LLC (dba National Technologies), a contractor for fiber optic installation, splicing, testing and maintenance.  Since March 2020, Mr. James has been the President and Founder of Fiber Data Warehouse LLC (dba Optimal Fiber), a fiber and data material distribution business.  Mr. James also has been, since July 2015, the President and Chief Executive Officer of Fiber Connect LLC, a competitive local exchange carrier that owns fiber optic cables between data centers in Northern Virginia and Oregon.  In addition, from May 2014 to 2023 (when it was sold), Mr. James was the Co-Founder of BCDC Connect LLC (dba NDC Fiber), which also was a competitive local access carrier, based in Chicago, Illinois.

Our Board of Directors believes that Mr. James’ extensive data center and technology knowledge and experience will be especially beneficial as the Company focuses on that aspect of its business.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) CHARLES P. FERRY, (II) NED MAVROMMATIS, (III) JAMES CRAIG NIXON, (IV) FRANK A. LONEGRO, AND (V) BRIAN J. JAMES AS DIRECTORS.

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EXECUTIVE OFFICERS

Executive Officers

The following is a list of our executive officers. They are elected by the Board.

F. Douglas Recker, Chief Executive Officer

Douglas Recker was named Chief Executive Officer of the Company effective April 1, 2026. He has been President of the Company since September 2025. Mr. Recker is a seasoned telecommunications and data center executive with over 30 years of experience.  Since July 2024, Mr. Recker has been the President of Duos Edge AI, Inc., a wholly-owned subsidiary of the Company, and has been a driving force behind the Company’s expansion into the Edge Data Center and colocation markets.  Mr. Recker also served from July 2024 to September 2025 as the Chief Commercial Officer of New APR Energy, LLC, with which the Company has an Asset Management Agreement and in which it has a 5% equity interest. Mr. Recker was the President and Founder of EdgePresence LLC, an owner and operator of multi-tenant edge computing points-of-presence, from 2017 through 2023, when it was sold to Ubiquity LLC. Prior to that, from 2008 through 2014, Mr. Recker was the Founder and Chief Executive Officer of Colo5 Data Centers LLC, the owner of data center locations serving Fortune 100 companies, which was sold to Cologix, Inc.

Leah F. Brown, Chief Financial Officer

Leah Brown was appointed Chief Financial Officer effective November 15, 2025.  Ms. Brown served as Senior Vice President of Accounting of the Company from January to November 2025.  Her responsibilities included the oversight of the accounting operations of New APR Energy, LLC, as well as those of the Company.  Ms. Brown joined the Company as Controller in July 2022.  From August 2020 to July 2022, Ms. Brown served as Controller of the Jacksonville Transportation Authority.

Ms. Brown has more than 30 years of industry experience, including 18 years in the transportation sector working with several companies, among them a Fortune 500 organization.  She has held a variety of management roles that have honed her expertise in strategic financial leadership and is recognized for her ability to align financial strategy with corporate objectives, driving sustainable growth and shareholder value.  Her extensive background spans accounting, finance, budgeting, program oversight, and organizational planning.  She has a proven track record of leading process improvements, optimizing financial operations, and guiding cross-functional teams to deliver end-to-end solutions that enhance efficiency and profitability.

11

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Board Composition and Director Independence

Our board of directors currently consists of five members: Mr. Charles P. Ferry, Mr. Ned Mavrommatis, Mr. James Craig Nixon, Mr. Frank A. Lonegro and Mr. Brian J. James. The directors will serve until the election of the nominees for director at the Annual Meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

In making the determination of whether a member of the board is independent, our Board considers, among other things, any transactions and relationships between each director and his immediate family and the Company. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. Based on such review and its understanding of such relationships and transactions, our Board affirmatively determined that each of Messrs., Nixon, Mavrommatis, Lonegro, and James is qualified as independent and does not have any material relationship with us that might interfere with his exercise of independent judgment.

Board Meetings and Attendance

The Board held eight in person/virtual meetings in 2025. All Board actions, not taken at a meeting, were taken via a unanimous written consent as permitted by Florida law.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o James Craig Nixon, 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee has a charter, which is available on our website at http://www.duostechnologies.com/ Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Committee Composition

Audit Committee Members	Compensation Committee:	Corporate Governance and Nominating Committee:
Ned Mavrommatis*	Craig Nixon*	Ned Mavrommatis*
Craig Nixon	Ned Mavrommatis	Craig Nixon
Frank Lonegro	Frank Lonegro	Frank Lonegro

———————

* Denotes Chairman of committee

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Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ned Mavrommatis is a member of the Audit Committee and serves as its Chairman. James Craig Nixon and Frank A. Lonegro are members of the Audit Committee. Messrs. Mavrommatis, Nixon and Lonegro are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined that both Mr. Mavrommatis and Mr. Lonegro are “audit committee financial experts”, as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	preparing the audit committee report required by SEC rules; and

•	oversight of cybersecurity risk management and governance.

In 2025, the Company’s Audit Committee held four telephonic meetings with the Company’s auditors. The Company’s Board of Directors was involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

James Craig Nixon, Ned Mavrommatis and Frank Lonegro are members of the Compensation Committee. Mr. Nixon serves as Chairman. Messrs. Nixon, Mavrommatis and Lonegro are “independent” within the meaning of the NASDAQ Stock Market Rules. Messrs. Nixon, Mavrommatis and Lonegro each qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

•	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board of Directors;

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•	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;

•	overseeing and administering the Company’s Policy for the Recovery of Erroneously Awarded Compensation;

•	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Corporate Governance and Nominating Committee

James Craig Nixon, Ned Mavrommatis and Frank Lonegro are members of the Corporate Governance and Nominating Committee. Mr. Mavrommatis serves as Chairman. Messrs. Mavrommatis, Nixon and Lonegro are “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Corporate Governance and Nominating Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

The responsibilities of the Committee include, but are not limited to:

•	recommending to the Board of Directors nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

•	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

•	overseeing the administration of the Company’s Code of Ethics;

•	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

•	having the authority to retain search firms, if necessary, to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;

•	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and

•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past 10 years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

•	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, the reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended December 31, 2025 were filed timely, except that each of Mr. Ferry, Adrian Goldfarb (our former Chief Financial Officer), Christopher King (our former Chief Operating Officer) and Kenneth Ehrman (a former director) reported one transaction late on a Form 4.

Code of Ethics

The Company has adopted a Code of Ethics for adherence by its Chief Executive Officer and Chief Financial Officer, to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in the Company’s periodic reports filed pursuant to the Exchange Act; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at 7660 Centurion Boulevard, Suite 100, Jacksonville, Florida 32256.

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DIRECTOR COMPENSATION

Starting in 2021, the Compensation Committee determined that each independent director was entitled to receive $40,000 annually for serving as a board member, including on at least one committee, and an additional $10,000 for serving as Chairman of a committee. The board compensation will be paid 40% in cash and 60% in shares of Common Stock or options to purchase Common Stock, as elected by the board member. Each board member may further elect to receive up to 100% compensation in Common Stock. Effective in the fourth quarter of 2025, the Compensation Committee approved an increase in annual compensation for independent directors to $100,000, while maintaining the existing structure under which compensation is payable in cash and/or equity, at the election of the director.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Ehrman (1)	5,000	165,000	—	—	—	—	170,000
Frank A. Lonegro (2)	0	184,438	—	—	—	—	184,438
Ned Mavrommatis (3)	20,000	164,438	—	—	—	—	184,438
Brian J. James (4)	0	23,083	—	—	—	—	23,083
James Craig Nixon (5)	0	184,438	—	—	—	—	184,438

———————

(1)	Kenneth Ehrman resigned as Chairman and as a director on April 9, 2025. He was appointed to the board in January 2019. Through November 19, 2020, he served as Chairman of the Compensation Committee and as of that date he was named Chairman of our Board of Directors. He served as a member of the Compensation Committee and was Chairman of the Corporate Governance and Nominating Committee. He was also a member of the Audit Committee through April 1, 2024.
(2)	Frank A. Lonegro was appointed to the board on July 19, 2023. Mr. Lonegro became a member of the Audit Committee on April 1, 2024. Mr. Lonegro elected to receive all of his compensation in stock.
(3)	Ned Mavrommatis was appointed to the board on August 13, 2019. Through November 19, 2020, he served as Co-Chairman of the Audit Committee and since then he has been the sole Chairman of the Audit Committee and he is a member of the Compensation and Corporate Governance and Nominating Committees.
(4)	Brian J. James was appointed to the board on September 5, 2025. Mr. James elected to receive all of his compensation in stock.
(5)	James Craig Nixon was appointed to the board on July 15, 2021 and was named Chairman of our Board of Directors on May 20, 2025. Since his appointment, he has served as Chairman of the Compensation Committee and he is a member of the Audit and Corporate Governance and Nominating Committees. Mr. Nixon elected to receive all of his compensation in stock.
(6)	Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. In determining the grant date fair value of stock awards, the Company used the closing price of the Company’s common stock on the grant date.

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EXECUTIVE COMPENSATION

The compensation provided to our Named Executive Officers for 2025 and 2024 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation for each of our Named Executive Officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty as well as having a meaningful portion of their compensation “at risk” in the form of equity awards. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (the “Named Executive Officers”). Mr. Ferry resigned as our Chief Executive Officer effective April 1, 2026.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Options ($)	Stock Awards ($)		Total ($)

Charles P. Ferry,	2025	400,000	568,540	(1)	—	3,126,876	(2)	4,095,416
Chief Executive Officer (CEO)	2024	276,263	—		—	—		276,263

Andrew W. Murphy,	2025	—	—		—	—		—
Former Chief Financial Officer (CFO)(3)	2024	82,296	—		—	—		82,296

Adrian G. Goldfarb,	2025	325,000	86,559	(5)	—	2,638,825	(6)	3,050,383
Chief Financial Officer (CFO)(4)	2024	236,231	—		—	—		236,231

Leah F. Brown,	2025	188,289	223,531	(8)	—	—		411,820
Chief Financial Officer (CFO)(7)	2024	170,771	9,229	(9)	—	—		180,000

Christopher T. King,	2025	325,000	343,155	(11)	—	672,750	(12)	1,340,905
Former Chief Operating Officer (COO)(10)	2024	231,375	57,727	(13)	—	—		289,102

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———————

(1)	Represents $568,540 objectives bonus.
(2)	522,889 shares of restricted stock granted on January 1, 2025, subject to a three-year cliff vesting schedule, with an aggregate grant-date fair value of $3,126,876 based on a $5.98 price per share.
(3)	Mr. Murphy became Chief Financial Officer effective November 15, 2022, and served through April 29, 2024.
(4)	Mr. Goldfarb retired as Chief Financial Officer effective November 15, 2022. He was re-appointed Chief Financial Officer effective April 29, 2024 and served through November 15, 2025.
(5)	Represents $86,559 objectives bonus.
(6)	441,275 shares of restricted stock granted on January 1, 2025, subject to a three-year cliff vesting schedule, with an aggregate grant-date fair value of $2,638,825 based on a $5.98 price per share.
(7)	Ms. Brown became Chief Financial Officer effective November 15, 2025.
(8)	Represents $223,531 objectives bonus.
(9)	Represents $9,229 objectives bonus.
(10)	Mr. King became Chief Operating Officer effective January 1, 2025, and served through September 15, 2025.
(11)	Represents $335,000 objectives bonus and $8,155 in commissions.
(12)	112,500 shares of restricted stock granted on January 1, 2025, subject to a three-year cliff vesting schedule, with an aggregate grant-date fair value of $672,750 based on a $5.98 price per share.
(13)	Represents $57,727 in commissions.

Outstanding Equity Awards at December 31, 2025

Name	Number of shares underlying unexercised options exercisable	Equity Incentive Plan Awards; Number of shares underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $
Andrew W. Murphy	9,105	—	$4.22	03/31/2028	—	—	—	$—
Andrew W. Murphy	45,834	—	$6.41	12/31/2026	—	—	—	$—
Leah F. Brown	6,667	3,333	$4.22	3/31/2028	—	—	3,333	$23,431
Charles P. Ferry	—	—	—	N/A	—	—	552,889	$5,882,501
Adrian G. Goldfarb	—	—	—	N/A	—	—	441,275	$4,964,344
Christopher T. King	—	—	—	N/A	—	—	112,500	$1,265,625

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PAY VERSUS PERFORMANCE

The table below shows for 2024 and 2025 the “total” compensation for Charles Ferry, our principal executive officer (our “PEO”), and our other Named Executive Officers from the Summary Compensation Table above; the “Compensation Actually Paid” to those officers calculated using rules required by the SEC; our total shareholder return; and our net income. “Compensation Actually Paid” does not represent the value of shares received by the officers during the year, but rather is an amount calculated under Item 402(v) of Regulation S-K.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs (1) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($) (2)	Net loss (In thousands) ($) (3)
2025	4,095,416	968,540	1,200,777	474,909	188	(9,835)
2024	276,263	(413,616)	196,907	115,146	206	(10,765)

(1)	Reflects compensation actually paid to our PEO and non-PEO NEOs in 2025 and 2024, consisting of the respective amounts set forth in column (b) and (d) of the table above, adjusted as set forth in the following table, as determined in accordance with SEC rules:

	2025 – PEO ($)	2024 – PEO ($)	2025 – Non-PEO NEOs ($)	2024– Non-PEO NEOs ($)
Summary Compensation Table (“SCT”) Total Compensation	4,095,416	276,263	1,200,777	196,907
Deduct: Amounts Reported under the "Option Awards" Column in the SCT	—	—	—	—
Deduct: Fair Value of Awards Granted during the year that Remain Unvested as of Year-end	(3,126,876)	—	(827,894)	—
Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding & Unvested as of Year-end	—	(303,212)	8,784	(100,437)
Change in Fair Value from Prior Year-end to Vesting Date	—	(386,666)	93,242	18,767
Compensation Actually Paid	968,540	(413,616)	474,909	115,146

(2)	For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of the Company for the measurement periods ending on December 31, 2025 and December 31, 2024.

(3)	Reflects "Net loss" in the Company's Consolidated Statements of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

19

EMPLOYMENT AGREEMENTS

Frank D. Recker

On September 15, 2025, the Company entered into an amended and restated employment agreement (the “Recker Employment Agreement”) with Mr. Recker. The Recker Employment Agreement replaced the employment agreement Mr. Recker had entered into effective January 1, 2025 (the “Prior Agreement”). The Recker Employment Agreement has a three-year term and will automatically renew for successive one-year periods unless either party provides at least 60 days’ notice of non-renewal. Mr. Recker’s base salary is $325,000 per year, subject to annual review. He is eligible for an annual performance-based bonus of up to 80% of his base salary, determined based on criteria such as revenue targets, profitability, and other key performance indicators, as recommended by the Chief Executive Officer and approved by the Board of Directors. Under the Prior Agreement, Mr. Recker had been granted 225,000 restricted shares of the Company’s common stock under the Company’s 2021 Plan. That award is subject to a three-year cliff vesting schedule, with full vesting on December 31, 2027, subject to continued employment through that date. Under the Recker Employment Agreement, Mr. Recker received a further grant of 175,000 restricted shares of the Company’s common stock under the 2021 Plan. This award is also subject to a three-year cliff vesting schedule, with full vesting on September 30, 2028, subject to continued employment through that date. The shares may also be forfeited for other events specified in the award agreements. Vesting of the restricted shares under both grants will accelerate in the event of a change of control, death or disability, termination without cause, or resignation for good reason (as defined in the award agreements). The Recker Employment Agreement may be terminated with or without cause or by Mr. Recker for good reason. As a full-time employee of the Company, Mr. Recker is eligible to participate in all of the Company’s benefit programs.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Recker Employment Agreement contains provisions for early termination, which may result in a severance payment of his base salary through the end of the then current term. Generally, we do not provide any severance specifically upon a change in control, but the vesting of Mr. Recker’s equity awards will be accelerated upon a change in control, as described above.

Leah F. Brown

On November 16, 2025, the Company entered into an Employment Agreement (the “Brown Employment Agreement”) with Leah F. Brown, the Company’s Chief Financial Officer. The Agreement is for a three-year term (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Ms. Brown gives at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or the applicable Additional Term. Ms. Brown receives a base salary at the annual rate of $250,000, subject to annual review. Ms. Brown is also eligible for an annual performance bonus of up to 80% of her base salary in accordance with criteria, including but not limited to revenue targets, profitability, and other performance indicators, as recommended by the Chief Executive Officer and accepted by the Board of Directors as part of the Company’s Annual Strategic Plan. Under the Brown Employment Agreement, Ms. Brown received a grant of 150,000 restricted shares of the Company’s common stock under the Company’s 2021 Plan. The award is subject to a three-year cliff vesting schedule, with full vesting on December 31, 2028, subject to continued employment through that date. The shares may also be forfeited for other events specified in the equity award agreement. Vesting of the restricted shares will accelerate in the event of a change of control, death or disability, termination without cause, or resignation for good reason (as defined in the award agreement). The Agreement may be terminated with or without cause and by Ms. Brown for good reason. As a full-time employee of the Company, Ms. Brown is eligible to participate in all of the Company’s benefit programs.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Brown Employment Agreement contains provisions for early termination, which may result in a severance payment of her base salary through the end of the then current term.  Generally, we do not provide any severance specifically upon a change in control, but the vesting of Ms. Brown’s equity awards will be accelerated upon a change in control, as described above.

Charles P. Ferry

On September 1, 2020, the Company entered into an employment agreement (the “Ferry Employment Agreement”) with Charles P. Ferry pursuant to which Mr. Ferry served as Chief Executive Officer of the Company. The Ferry Employment Agreement was for a term of one year (the “Initial Term”) and was automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Ferry gave at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or an Additional Term. During 2022 Mr. Ferry received a base salary at an annual rate of $250,000 and also received a bonus in the amount of $150,000 during 2022 for achievement of certain objectives in 2022 in accordance with criteria determined by our Board of Directors and based on the review and recommendation of the Compensation Committee. In 2023, Mr. Ferry’s annual salary was increased to $265,000 and he was paid a bonus of $125,000 based on criteria determined by our Board of Directors and based on the review and recommendation of the Compensation Committee. Mr. Ferry continued to be eligible for an annual bonus in an amount up to $150,000 in accordance with criteria, including but not limited to, revenue targets, profitability and other key performance indicators. Additionally, Mr. Ferry initially received 100,000 non-qualified stock options that were exercisable into 100,000 shares of our common stock at an exercise price of $4.18, of which 100% were vested as of September 1, 2022. He received a further grant in January 2022 in the amount of 100,000 non-qualified options with a term of five years and a exercise price of $6.41. The options had a three-year vesting period. Additionally, he received a further grant in April 2023 in the amount of 37,889 non-qualified options with a term of five years and a exercise price of $4.22. The options had a three-year vesting period. The Ferry Employment Agreement could be terminated with or without cause at any time during the Initial Term or during an Additional Term. As a full-time employee of the Company, Mr. Ferry was eligible to participate in all of the Company’s benefit programs.

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On January 31, 2025, the Company entered into a new Employment Agreement with Mr. Ferry (the “New Ferry Agreement”), effective as of January 1, 2025, which superseded the Ferry Employment Agreement described above. The New Ferry Agreement had a three-year term and would automatically renew for successive one-year periods unless either party provided at least 60 days' notice of non-renewal. Mr. Ferry’s base salary under the New Ferry Agreement was $400,000 per year, subject to annual review. He was eligible for an annual performance-based bonus of up to 100% of his base salary, determined based on criteria such as revenue targets, profitability, and other key performance indicators, as recommended by the Chief Executive Officer and approved by the Board of Directors. In connection with the New Ferry Agreement, Mr. Ferry was granted 522,889 restricted shares of the Company’s common stock under the Company’s 2021 Plan. All previously granted and outstanding options were canceled. The new equity award is subject to a three-year cliff vesting schedule, with full vesting on December 31, 2027, subject to continued employment through that date. Vesting of the restricted shares will accelerate in the event of a change of control, death or disability, termination without cause, or resignation for good reason (as defined in the award agreement). Mr. Ferry has also served in a similar executive capacity with New APR Energy, LLC and as Chairman and a member of the Board of Sawgrass APR Holdings LLC, the indirect parent of the New APR. As a full-time employee of the Company, Mr. Ferry was eligible to participate in all of the Company’s benefit programs. Mr. Ferry resigned as Chief Executive Officer effective April 1, 2026.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The New Ferry Agreement contained certain provisions for early termination, which may have resulted in a severance payment equal to up to 12 months (or through the end of the then-current term in the case of resignation for good reason) of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, but the New Ferry Agreement provided for accelerated vesting upon a change in control, as described above.

Adrian G. Goldfarb

On April 1, 2018, the Company entered into an employment agreement (the “2018 Goldfarb Employment Agreement”) with Adrian G. Goldfarb, pursuant to which Mr. Goldfarb served as Chief Financial Officer of the Company through November 15, 2022, and subsequently, assumed a new role as Strategic Advisor to the CEO. During 2022, Mr. Goldfarb was paid an annual salary of $220,000 and he was paid a bonus of $50,000. In 2023, Mr. Goldfarb’s annual salary was increased to $226,600 and he was paid a bonus of $31,000. The 2018 Goldfarb Employment Agreement had an initial term through March 31, 2019, subject to renewal for successive one-year terms unless either party gave the other notice of that party’s election to not renew at least 60 days prior to the expiration of the then-current term. Mr. Goldfarb was re-appointed as Chief Financial Officer of the Company effective April 29, 2024. He and the Company entered into an Employment Agreement (the “2024 Goldfarb Employment Agreement”) on April 25, 2024. The 2024 Goldfarb Employment Agreement was for a term of one year (the “Initial Term”) and would be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Goldfarb gave 60 days written notice of non-renewal prior to the expiration of the Initial Term or each Additional Term. Mr. Goldfarb received a base salary at the annual rate of $240,196. Mr. Goldfarb was also eligible for an annual performance bonus in an amount up to $70,000 in accordance with criteria, including but not limited to revenue targets, profitability, and other key performance indicators, as recommended by the Chief Executive Officer and accepted by the Board of Directors. The 2024 Goldfarb Agreement could be terminated with or without cause and by Mr. Goldfarb for good reason. As a full-time employee of the Company, Mr. Goldfarb was eligible to participate in all the Company’s benefit programs.

On January 31, 2025, the Company entered into a new Employment Agreement with Mr. Goldfarb (the “New Goldfarb Agreement”), effective as of January 1, 2025, which superseded the 2024 Goldfarb Employment Agreement described above. The New Goldfarb Agreement has a three-year term and will automatically renew for successive one-year periods unless either party provides at least 60 days' notice of non-renewal. Mr. Goldfarb’s base salary is $325,000 per year, subject to annual review. He is eligible for an annual performance-based bonus of up to 80% of his base salary, determined based on criteria such as revenue targets, profitability, and other key performance indicators, as recommended by the Chief Executive Officer and approved by the Board of Directors. In connection with the New Goldfarb Agreement, Mr. Goldfarb was granted 441,275 restricted shares of the Company’s common stock under the Company’s 2021 Plan. All previously granted and outstanding options were canceled. The new equity award is subject to a three-year cliff vesting schedule, with full vesting on December 31, 2027, subject to continued employment through that date. Vesting of the restricted shares will accelerate in the event of a change of control, death or disability, termination without cause, or resignation for good reason (as defined in the award agreement). In addition, if Mr. Goldfarb retires after two years, all the shares will vest. If he retires before two years, a percentage of the shares, equal to the number of months of service divided by 24, will vest. As a full-time employee of the Company, Mr. Goldfarb is eligible to participate in all of the Company’s benefit programs. Mr. Goldfarb resigned as Chief Financial Officer effective November 15, 2025 but remains an employee of the Company as Strategic Advisor to the Chief Executive Officer and, since March 2026, as President of Duos Technologies, Inc..

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Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The New Goldfarb Agreement contains certain provisions for early termination, which may result in a severance payment equal to 12 months (or through the end of the then-current term in the case of resignation with good reason) of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, but the New Goldfarb Agreement provides for accelerated vesting upon a change in control.

Christopher T. King

On January 31, 2025, the Company entered into an employment agreement (the “King Employment Agreement”) with Mr. King, effective as of January 1, 2025. The King Employment Agreement had a three-year term and would automatically renew for successive one-year periods unless either party provided at least 60 days' notice of non-renewal. Mr. King’s base salary was $325,000 per year, subject to annual review. He was eligible for an annual performance-based bonus of up to 80% of his base salary, determined based on criteria such as revenue targets, profitability, and other key performance indicators, as recommended by the Chief Executive Officer and approved by the Board of Directors. In connection with the King Employment Agreement, Mr. King was granted 225,000 restricted shares of the Company’s common stock under the Company’s 2021 Plan. All previously granted and outstanding options were canceled. The new equity award is subject to a three-year cliff vesting schedule, with full vesting on December 31, 2027, subject to continued employment through that date. Vesting of the restricted shares will accelerate in the event of a change of control, death or disability, termination without cause, or resignation for good reason (as defined in the award agreement). Mr. King also served in a similar executive capacity with New APR Energy, LLC. As a full-time employee of the Company, Mr. King was eligible to participate in all of the Company’s benefit programs. Mr. King resigned as Chief Operating Officer effective September 15, 2025 and, in connection with his resignation, he forfeited 112,500 of the 225,000 restricted shares he had been granted.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The King Employment Agreement contained certain provisions for early termination, which may have resulted in a severance payment equal to 12 months (or through the end of the then-current term in the case of resignation for good reason) of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, but the King Employment Agreement provided for accelerated vesting upon a change in control.

Andrew W. Murphy

On December 1, 2023, the Company entered into an employment agreement (the “Murphy Employment Agreement”) with Andrew W. Murphy, pursuant to which Mr. Murphy served as Chief Financial Officer of the Company. The Murphy Employment Agreement was for a term through March 31, 2025 (the “Initial Term”) and would be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Murphy gave at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or each Additional Term. Mr. Murphy received a base salary at the annual rate of $224,720. Mr. Murphy was also eligible for an annual performance bonus in an amount up to $70,000 in accordance with criteria, including but not limited to, revenue targets, profitability and other key performance indicators, as recommended by the Chief Executive Officer and accepted by the Board of Directors. Additionally, Mr. Murphy initially received 20,000 non-qualified stock options at an exercise price of $4.35 with a term of five years and a three-year vesting period. He received a further grant in January 2022 in the amount of 80,000 nonqualified options with a term of five years and a strike price of $6.41. The options have a three-year vesting period. Additionally, he received a further grant in April 2023 in the amount of 30,311 non-qualified options with a term of five years and an exercise price of $4.22. The options have a three-year vesting period. The Murphy Employment Agreement could be terminated with or without cause and by Mr. Murphy for good reason. As a full-time employee of the Company, Mr. Murphy was eligible to participate in all of the Company’s benefit programs. Mr. Murphy gave notice to the Company that he would be departing the Company effective April 29, 2024. As a consequence, the Murphy Employment Agreement terminated effective April 29, 2024.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Murphy Employment Agreement contained certain provisions for early termination, which may have resulted in a severance payment equal to up to six months of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control. Mr. Murphy will not receive any further compensation following the termination of the Murphy Employment Agreement effective April 29, 2024.

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Equity Compensation Plan Information 2021 Equity Plan

On May 12, 2021, the Board adopted, with shareholder approval, the 2021 Equity Incentive Plan (the “2021 Plan”) providing for the issuance of up to 1,000,000 shares of our Common Stock. On September 30, 2024, the shareholders approved an increase in the shares of Common Stock available under the 2021 Plan to 2,500,000 and beginning as of February 1, 2025, and for each February 1st thereafter, to the greater of 2,500,000 or a number of shares based on a formula tied to the Company’s fully-diluted common equivalent capitalization, excluding warranty and options. As a result as of February 1, 2026, the shares available for grant under the 2021 Plan increased to 5,114,082. The purpose of the 2021 Plan is to assist the Company in attracting and retaining key employees, directors, and consultants and to provide incentives to such individuals to align their interests with those of our shareholders.

General Description of the 2021 Plan

The following is a summary of the material provisions of the 2021 Plan and is qualified in its entirety by reference to the complete text of the 2021 Plan, which you are encouraged to read in full.

Administration

The 2021 Plan is administered by the Compensation Committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2021 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements and may prescribe rules relating to the 2021 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2021 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards

The 2021 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and non-employee consultants of the Company or its affiliates. We have reserved a total of 5,114,082 shares of Common Stock for issuance as or under awards to be made under the 2021 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2021 Plan.

Stock Options

The 2021 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). On May 12, 2021, the 2021 Plan was adopted by the board of directors and it was approved by the shareholders on July 15, 2021. Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our Common Stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

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Stock Appreciation Rights

An SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2021 Plan. An SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. An SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Performance Share and Performance Unit Awards

Performance share and performance unit awards entitle the participant to receive cash or shares of our Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Restricted Stock Awards and Restricted Stock Unit Awards

A restricted stock award is a grant or sale of Common Stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards

An unrestricted stock award is a grant or sale of shares of our Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Amendment and Termination

The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2021 Plan, and amend, suspend or terminate the 2021 Plan, but no such amendment, rescission, suspension or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2021 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

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The following table provides equity compensation plan information as of December 31, 2025:

Number of securities to be issued upon exercise of outstanding options,

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	272,503	(1)	$5.23	(2)	142,439	(3)

Equity compensation plans not approved by security holders	50,000		$4.22	(4)	N/A

(1)	On May 12, 2021, the Board adopted, with shareholder approval, the 2021 Plan providing for the issuance of up to 1,000,000 shares of our Common Stock. On September 30, 2024, the shareholders approved an increase in the shares of Common Stock available under the 2021 Plan to 2,500,000 and beginning as of February 1, 2025, and for each February 1st thereafter, to the greater of 2,5000,000 or a number of shares based on a formula tied to the Company’s fully-diluted common equivalent capitalization, excluding warrants and options. As a result, as of February 1, 2026, the shares available for grant under the 2021 Plan increased to 5,114,082. The purpose of the 2021 Plan is to assist the Company in attracting and retaining key employees, directors, and consultants and to provide incentives to such individuals to align their interests with those of our shareholders.
(2)	Represents the aggregate Weighted Average Exercise Price of 272,503 remaining, outstanding options from the 2021 Plan as of December 31, 2025.
(3)	Remaining securities available for future issuance for the 2021 Plan accounts for the 240,561 shares cumulatively issued to members of the board of directors as compensation through December 31, 2025.
(4)	Represents the aggregate Weighted Average Exercise Price of 50,000 outstanding options as of December 31, 2025.

Employee Stock Purchase Plan

In the fourth quarter of 2022, the board of directors adopted an Employee Stock Purchase Plan (“ESPP”) which was effective as of January 1, 2023 with a term of 10 years. The ESPP allows eligible employees to purchase shares of the Company’s common stock at a discounted price, through payroll deductions from a minimum of 1% and up to 25% of their eligible compensation up to a maximum of $25,000 or the IRS allowable limit per calendar year. The Company’s Chief Financial Officer administers the ESPP in conjunction with approvals from the Company’s Compensation Committee, including with respect to the frequency and duration of offering periods, the maximum number of shares that an eligible employee may purchase during an offering period, and, subject to certain limitations set forth in the ESPP, the per-share purchase price. Currently, the maximum number of shares that can be purchased by an eligible employee under the ESPP is 10,000 shares per offering period and there are two six-month offering periods that begin in the first and third quarters of each fiscal year. The purchase price for one share of Common Stock under the ESPP is currently equal to 85% of the fair market value of one share of Common Stock on the first trading day of the offering period or the purchase date, whichever is lower (look-back feature). Although not required by the ESPP, all payroll deductions received or held by the Company under the ESPP are segregated and deemed as “restricted cash” until the completion of the offering period and redemption of the applicable shares and those withheld amounts are recorded as liabilities. The maximum aggregate number of shares of the Common Stock that may be issued under the ESPP is 1,000,000 shares.

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Under ASC 718-50 “Employee Share Purchase Plans” the plan is considered a compensatory plan and the compensation for each six-month offering period is computed based upon the grant date fair value of the estimated shares to be purchased based on the estimated payroll deduction withholdings. The grant date fair value was computed as the sum of (a) 15% purchase discount off of the grant date quoted trading price of the Company’s common stock and (b) the fair value of the look-back feature of the Company’s common stock on the grant date which consists of a call option on 85% of a share of common stock and a put option on 15% of a share of common stock.

In the year ended December 31, 2025, the Company issued an aggregate of 41,551 shares of common stock related to two transactions. For the six months ended June 30, 2025, the employee contributions for the first ESPP tranche totaled $114,724 and represented a purchase price of $6.04 per share for 18,983 shares. For the six-month period beginning July 1, 2025 and ending December 31, 2025 the employee contributions for the second ESPP tranche totaled $139,267 and represented a purchase price of $6.17 per share for 22,568 shares.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Frank Lonegro serves on the Board of Directors and is a member of the Audit, Compensation and Corporate Governance and Nominating Committees. Mr. Lonegro is the Chief Executive Officer of Landstar System, Inc. (“Landstar”), based in Jacksonville, Florida. The Company utilized Landstar for shipping services including transporting large items. Most recently, Landstar was the designated vendor involved in shipping an Edge Data Center to an Amtrak site in Secaucus, New Jersey. Mr. Lonegro was not involved in the selection of his company by the Company, with which there was an existing relationship pre-dating Mr. Lonegro’s appointment to the Board of the Company. Mr. Lonegro did not participate in any Board discussions or votes relating to the selection of Landstar nor approval of the transactions with Landstar. The terms of these transactions were reviewed and approved by the management team. For the years ended December 31, 2025 and December 31, 2024, the Company expensed $50,657 and $64,686, respectively, on transactions relating to Landstar. At December 31, 2025 and December 31, 2024, the amounts owed were zero and $21,674, respectively, and are included in accounts payable in the Company’s balance sheets.

In the fourth quarter of 2022, the Company elected to not renew a support contract with an existing customer due to a change in focus by the Company away from its Integrated Correctional Automation System (“iCAS”) business and the limited amount of revenue expected from that business going forward. On June 29, 2023, the Company completed a transaction whereby it sold assets related to its iCAS business and a recommendation to that customer to engage with the eventual buyer going forward. The transaction was completed with a third-party buyer of which the Company’s then former Chief Financial Officer is a director. The former officer, who was rehired as our CFO in May of 2024 and served in that position through November 15, 2025, did not participate in the transaction on behalf of the Company which was negotiated by the CEO.

In late 2024, Duos engaged with Fortress Investment Group (“FIG”) to assist in FIG’s purchase of approximately 850 megawatts of electrical generation capacity (consisting of 30 mobile gas turbine generators) and associated equipment to support their installation and operation (“balance of plant”). In late November 2024, Sawgrass Buyer LLC, an entity formed and owned by FIG, executed an asset purchase agreement with Atlas Corporation, APR Energy Holdings Limited and a number of its wholly-owned affiliates (collectively, “APR”). Chuck Ferry, a director and our former CEO, was formerly the CEO of APR from 2018 to 2020. The transaction closed on December 31, 2024. At closing, Sawgrass Buyer LLC entered into an Asset Management Agreement (“AMA”) with the Company under which a substantial portion of Company staff, including certain members of the management team (including Mr. Ferry), would oversee operations of Sawgrass Buyer LLC. The AMA term is two years and subject to customary cancellation provisions. At closing, the Company also received a 5% non-voting equity ownership interest in Sawgrass APR Holdings, LLC (“Sawgrass Parent”), the ultimate parent company of Sawgrass Buyer LLC. As part of the transaction, certain members of the Company’s management team, including Charles Ferry , and Christopher King, Duos’ Chief Operating Officer (through his resignation in September 2025), serve in a similar position with New APR in addition to their role at the Company. Mr. Ferry is also Executive Chairman and a member of the Board of New APR. Adrian Goldfarb, the Company’s former CFO (as of November 15, 2025), is an observer on the board of New APR but has have no executive role or management responsibilities at the new entity. The Company continues to pay the full compensation for Mr. Ferry through December 2025, and Mr. King through September 2025 and one other employee, with New APR covering 50% of that cost.

As a result of the relationships between Duos Energy Corporation and the FIG related entities described above, Sawgrass Parent and New APR are considered related parties to the Company.

In 2024, the Company borrowed $2,200,000 from two lenders that are related parties because together they hold more than 10% of the Company’s voting common stock. In the year ended December 31, 2025, the Company including reporting to Dave Irek (VP of Business Development) repaid the loan including interest in the amount of $2,388,356.

Kristen Sanderson has a personal relationship with Doug Recker. Mr. Recker was President of Duos Edge AI, Inc. from July 2024 to September 2025, when he became President of the Company.  He was named Chief Executive Officer on April 1, 2026. As of the end of September 2025, she was the Director of Data Center Services for Accu-Tech which is a vendor of the Company. She then joined the Company on October 20, 2025, as the Senior Vice President of Technology Solutions for Duos Technologies, Inc. For the nine months (while Kristen worked at Accu-Tech) ended September 30, 2025, and September 30, 2024, the Company expensed $492,787 and $511,550, respectively. As of September 30, 2025, and September 30, 2024, there were $3,344 and $275,450, respectively, in accounts payable. The transactions were performed in the normal course of business with standard terms and pricing.

Related Party Transaction Policy

The Company requires that any related party transactions must be approved by a majority of the Company’s independent directors and also be approved by the Company’s Corporate Governance and Nominating Committee.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	preparing the audit committee report required by SEC rules; and

•	oversight of cybersecurity risk management and governance.

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Salberg & Company, P.A. matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Ned Mavrommatis, Chairman

Frank A. Lonegro

James Craig Nixon

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Salberg & Company, P.A. (“Salberg”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2026. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Salberg will audit our consolidated financial statements for the fiscal year ending December 31, 2026. We anticipate that a representative of Salberg will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2025 were audited by Salberg.

In the event shareholders fail to ratify the appointment of Salberg, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Salberg & Company, P.A.

	2025	2024
Audit Fees(1)	$180,000	$144,000
Audit-Related Fees(2)	33,000	17,600
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Accounting Fees and Services	$213,000	$161,600

———————

(1)	Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.
(3)	Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.
(4)	All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of a majority of the votes represented by the holders of our Common Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a class, present, in person or by proxy, and voting at the Annual Meeting will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

29

PROPOSAL NO. 3

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

Our shareholders are being asked to approve a proposal that will give us authority to adjourn the Annual Meeting, if necessary for the purpose of soliciting additional proxies in favor of the above proposals, if there are not sufficient votes at the time of the Annual Meeting to approve and adopt one or more of such proposals. If this adjournment proposal is approved, our board of directors could adjourn the Annual Meeting to any date it chooses. In addition, our board of directors could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if the other proposals have been approved at the Annual Meeting.

Approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes represented by the holders of our Common Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a class, present, in person or by proxy, and voting at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holder will vote the proxies received by them “FOR” this Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in any of the proposals scheduled to be considered at the Annual Meeting other than in their roles as an officer or director.

30

FUTURE SHAREHOLDER PROPOSALS

Under Rule 14a-8 under the Exchange Act, shareholder proposals for the annual meeting of shareholders to be held in 2027 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next annual meeting, and is received by our Secretary at our executive offices, no later than December 17, 2026 (or, if the date of the 2027 annual meeting is changed by more than 30 days from the date of this Annual Meeting, the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2027 annual meeting). Shareholders must also follow the other procedures prescribed in Rule 14a-8 under the Exchange Act, as well as our Bylaws, which contain requirements that are separate and apart from the requirements of Rule 14a-8. Our Bylaws provide that shareholders desiring to bring business before the 2027 annual meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 150 days, and no later than 120 days, before the one-year anniversary of the release of this Proxy Statement to our shareholders.

As to each person whom a shareholder proposes to nominate for election or reelection as a director, the following information must be included in the notice, as required by Section 10 of our Bylaws: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board, (6) with respect to each nominee for election or re-election to the Board, a completed and signed questionnaire, representation and agreement required by Section 10(e) of our Bylaws, and (7) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to any other business that a shareholder proposes to bring before the meeting, the following information must be included in the notice: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (2) the text of the proposal to be presented at the meeting, (3) a statement in support of the proposal, (4) a representation that such shareholder intends to appear in person, by remote communication, if applicable, or by proxy at the meeting to bring such business before the meeting, (5) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (6) the class, series and number of shares of the Company which are owned of record and beneficially owned by the shareholder, and (7) any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Company’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent.

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent”), the following information must be included in the notice: (1) the name and address of each Proponent, as they appear on the Company’s books, (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent, (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing, (4) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice for nominations for election to the Board) or to propose the business that is specified in the notice (with respect to a notice for business other than nominations for election to the Board), (5) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice for nominations for election to the Board) or to carry such proposal (with respect to a notice for business other than nominations for election to the Board), (6) to the extent known by any Proponent, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice, and (7) a description of all Derivative Transactions (as defined in Section 10 of our Bylaws) by each Proponent during the previous 12-month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

31

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 or by calling telephone number (904) 296-2807. Additionally, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available on the Company’s website at https://ir.duostechnologies.com/

In certain cases, only one copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Duos Technologies Group, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.

FINANCIAL STATEMENTS AND EXHIBITS TO FORM 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, that was filed with the SEC on March 31, 2026, a copy of which is made available with this Proxy Statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K made available with this Proxy Statement does not include copies of the exhibits to that filing. We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Frank Douglas Recker, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements, and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card.

April 15, 2026	By Order of the Board of Directors,

/s/ Frank D. Recker
Chief Executive Officer

32

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

Attend In-Person at
Duos Technologies Group, Inc.
7660 Centurion Parkway | Suite 100 | Jacksonville | FL 32256 | 11:00AM – 12:00PM ET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94304-P50472

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUOS TECHNOLOGIES GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Charles P. Ferry
02) Ned Mavrommatis
03) James Craig Nixon
04) Frank Lonegro
05) Brian James

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.	☐	☐	☐
3. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94305-P50472

DUOS TECHNOLOGIES GROUP, INC.
Annual Meeting of Shareholders
May 28, 2026, 11:00 AM ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Frank Douglas (Doug) Recker, Chief Executive Officer of Duos Technologies Group, Inc., as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 28, 2026 at 11:00 AM ET, at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournment thereof, hereby revoking all former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side